UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue

Port Washington, New York 11050

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On May 15, 2012, Cedar Realty Trust, Inc. (the “Company”) priced an underwritten public offering of 400,000 shares of its 7.25% Series B Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share) (“Series B Preferred Stock”) at $23.00 per share, pursuant to an effective registration statement. Closing of the offering is scheduled for May 22, 2012. In connection with the offering, the Company filed Articles Supplementary with the Maryland State Department of Assessments and Taxation (the “Department”) classifying 400,000 shares of the Company’s authorized shares of preferred stock as Series B Preferred Stock. A copy of the Articles Supplementary is filed as Exhibit 3.2 to the Company’s Form 8-A filed on May 16, 2012 and is incorporated herein by reference. Upon the closing of the offering, Cedar Realty Trust Partnership, L.P. will amend its Agreement of Limited Partnership to establish a new class of partnership units, designated the 7.25% Series B Cumulative Redeemable Preferred Partnership Units (the “Series B Preferred Partnership Units”), and will issue the Series B Preferred Partnership Units to the Company in exchange for the Company’s contribution of the net proceeds from the sale of shares in the offering. A copy of Amendment No. 5 to the Agreement of Limited Partnership of Cedar Realty Trust Partnership, L.P. is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 8.01. Other Events.

Reference is made to the Company’s registration statement on Form S-3, as amended (File No. 333-179956), which became effective May 2, 2012 pursuant to which the Company registered the sale of up to $1,000,000,000 of equity securities. On May 15, 2012, the Company and Cedar Realty Trust Partnership, L.P. entered into an underwriting agreement with MLV & Co. LLC, as representative of the underwriters, in connection with the underwritten public offering by the Company of 400,000 shares of Series B Preferred Stock. The underwriting agreement provides that the underwriters are selling the shares of Series B Preferred Stock on a “best efforts” basis. A copy of the underwriting agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

On May 15, 2012 Stroock & Stroock & Lavan LLP rendered their opinions as to the validity of the Series B Preferred shares and a tax opinion, copies of which are filed as Exhibits 5.1 and 8.1 hereto, respectively, which opinions are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated May 15, 2012, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P. and MLV & Co. LLC, as representative of the underwriters

3.1	Articles Supplementary to Articles of Incorporation of the Company, as amended, incorporated by reference to Exhibit 3.2 to Form 8-A filed with the Securities and Exchange Commission on May 16, 2012.

3.2	Amendment No. 5 to Agreement of Limited Partnership of Cedar Realty Trust Partnership, L.P.

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to validity of the Series B Preferred Stock

8.1	Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters.

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2012

CEDAR REALTY TRUST, INC.

By:	/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and CEO

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement dated May 15, 2012, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P. and MLV & Co. LLC, as representative of the underwriters

3.1	Articles Supplementary to Articles of Incorporation of the Company, as amended, incorporated by reference to Exhibit 3.2 to Form 8-A filed with the Securities and Exchange Commission on May 16, 2012.

3.2	Amendment No. 5 to Agreement of Limited Partnership of Cedar Realty Trust Partnership, L.P.

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to validity of the Series B Preferred Stock

8.1	Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters.

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends

4